Financial liabilities	6 Months Ended
Jun. 30, 2022
Disclosure of financial liabilities [abstract]
Financial liabilities	Financial liabilities
Details of financial liabilities

	As of
(in thousands of euros)	June 30, 2022	December 31, 2021
Lease liabilities – Short term	1,103	1,126
Repayable BPI loan advances – Short term	600	800
PGE*	2,326	1,086
EIB loan – Short term	5,075	5,192
Total current financial liabilities	9,104	8,204
Lease liabilities – Long term	4,855	5,393
Repayable BPI loan advances – Long term	2,247	2,259
PGE*	7,738	8,982
EIB loan – Long term	21,161	21,182
Total non-current financial liabilities	36,002	37,816
Total financial liabilities	45,106	46,020
(*)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans

Bpifrance and OSEO conditional advances

The Company has received repayable advances from Banque Publique d’Investissement (“Bpifrance”, formerly known as “OSEO Innovation”). Some of the advances are interest-free and are fully repayable in the event of technical and/or commercial success. In 2018, the Company was informed that the initial reimbursement schedule of the Bpifrance repayable advance was deferred for 18 months.
The other advances are bearing 1.56% interest. The amount to be reimbursed corresponds to the amount received to date, €2.1 million, increased by the interest amount (see Note 12.1 Conditional advance, bank loan and loans from government and public authorities).

EIB loan

In July 2018, the Company obtained a fixed rate loan from the EIB. The loan could reach a maximum amount of €40 million, divided in three (3) tranches. The first tranche, with a nominal value of €16 million, was received in October 2018 and will be repaid in full in 2023. The accumulated fixed-rate interest related to this tranche will be paid at the same time.
The second tranche, with a nominal value of €14 million, was received in March 2019 and will be repaid between 2021 and 2024. The accumulated fixed-rate interest related to this second tranche will be paid twice a year together with the principal due.

The third tranche, which abides by specific conditions (NBTXR3 should obtain the European Commission trademark and reach the main performance criteria for the Phase 3 pivotal trial for head and neck cancer treatment) has not been requested by the Company. The deadline for requesting this third tranche, initially scheduled as of July 26, 2020, was delayed by 12 months to July 31, 2021. As the conditions were not met by July 31, 2021, the Company has not been able to request the last tranche of the EIB loan any longer.

Pursuant to the terms of the EIB loan, the Company is also required, during a six-year royalty calculation period commencing on January 1, 2021, to pay (on each June 30 with respect to the preceding year within the calculation period) additional interest in the form of royalties, calculated according to the number of tranches that have been withdrawn and indexed on the annual sales turnover. Initially, the Company calculated estimated future royalties based on its forecast of future annual turnover, and this estimated amount of royalties was included in the amortized cost of the loan. When the Company revises its estimation of royalties, the carrying value of the liability is subsequently adjusted based on the revised estimate of future royalties, which is discounted at the original effective interest rate. The related impact on the carrying value of the liability is recorded as financial income or expense, as applicable. Due to the delay caused by COVID-19 in clinical trials and the revision of the related sales development plan, the sales forecasts were updated in 2021, resulting in a change in estimate of the accrued royalties in the 2021 financial statements (see Note 12 Financial liabilities for more details). A 10% increase of the estimated future net sales would result in an immaterial change of the EIB loan valuation recorded as of June 30, 2022.

PGE loan (“Prêts Garantis par l’Etat”)

The Company announced in June 2020 that it has received approval for financing from both HSBC and Bpifrance for €5 million each in the form of state-guaranteed loans (“Prêts Garantis par l’Etat”, or “PGE” in France).
The €5 million from HSBC (the ‘‘HSBC PGE Loan’’) was received in June 2020. This loan is booked at amortized cost for a minimum of 12 months and allows the Company to delay the reimbursement of this 12 months loan by 1 to 5 years. The Company used this option and the reimbursement date was delayed by 1 year, starting in September 2022. The effective interest rate amounts to 0.31%.
In July 2020, the Company entered into the second €5 million PGE loan with Bpifrance (the ‘‘Bpifrance PGE Loan’’). The Bpifrance PGE loan has a six-year term and is 90% guaranteed by the French State. The Bpifrance PGE loan did not bear any interest for the first 12-month period but, following such 12-month period and for the subsequent 5 years, the loan generates interest rate of 2.25% per annum, inclusive of an annual State guarantee fee of 1.61% per annum. The principal and interest of the Bpifrance PGE loan has to be reimbursed in 20 quarterly installments as from October 31, 2021 until July 26, 2026.

Lease Liabilities

Lease liabilities correspond to the discounted amount of the rentals to be paid over the lease terms for all outstanding contracts falling within the scope of IFRS 16. For the period presented, the main contracts relate to the buildings rented in Paris and in Villejuif. Note 12.2 Lease liabilities below presents the lease liability and the related liability increases or decreases recorded during the period.
12.1 CONDITIONAL ADVANCE, BANK LOAN AND LOANS FROM GOVERNMENT AND PUBLIC
AUTHORITIES

The tables below show the detail of liabilities recognized in the statement of consolidated financial position by type of conditional advances, bank loans, and loans from government and public authorities.

Conditional advances, interest-free loans from government and public authorities

(in thousands of euros)	Bpifrance advance	Interest-free Bpifrance loan	Curadigm Bpifrance advance	EIB loan	Total
As of December 31, 2021	2,266	493	300	26,374	29,433
Impact of discounting and accretion	9	5	8	4	26
Accumulated fixed interest expense accrual	16	—	—	826	842
Accumulated variable interest expense accrual	—	—	—	1,657	1,657
Repayment	—	(250)	—	(2,625)	(2,875)
As of June 30, 2022	2,291	248	308	26,236	29,084

Bank loans

(in thousands of euros)	HSBC “PGE”	Bpifrance “PGE”	Total
As of December 31, 2021	5,030	5,038	10,068
Impact of discounting and accretion	(2)	(4)	(6)
Accumulated fixed interest accrual	22	56	78
Repayment	(20)	(56)	(77)
As of June 30, 2022	5,030	5,034	10,064

12.2 LEASE LIABILITIES

The table below shows the detail of changes in lease liabilities recognized in the statement of consolidated financial position over the six-month period ended June 30, 2022:

(in thousands of euros)	Lease liabilities
As of December 31, 2021	6,519
New lease contracts	2
Impact of discounting of the new lease contracts	—
Fixed interest expense	122
Repayment of lease	(563)
Termination of rental contract	(122)
As of June 30, 2022	5,958
12.3 DUE DATES OF THE FINANCIAL LIABILITIES

The due dates for repayment of the advances loans and lease liabilities at their nominal value and including fixed-rate interests are as follows:

	As of June 30, 2022
(in thousands of euros)	Less than 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
Bpifrance	300	500	1,608	—	2,408
Interest-free Bpifrance loan	250	—	—	—	250
Curadigm interest-free Bpifrance advance	50	200	100	—	350
HSBC “PGE” (1)	1,281	2,570	1,266	—	5,177
Bpifrance “PGE” (1)	1,045	2,634	1,589	—	5,267
EIB fixed rate loan	5,075	26,253	—	—	31,328
Lease liabilities	1,103	2,207	2,198	1,128	6,636
Total	9,104	34,363	6,760	1,128	51,356
(1) The Company plans to reimburse the two “PGE” (“Prêts garantis par l’Etat” or state-guaranteed loans) from HSBC and BPI over 5 years with a deferral of 1 year (last reimbursement being in 2026), for the reasons mentioned in the paragraph below.

The long-term debt obligations indicated above relate to the due fixed rate interests and principal payable on repayable advances, the interest-free Bpifrance loan, EIB loan, PGE loans and the lease liabilities. These amounts do not include the discounting impact, but only reflect the committed amounts under those contracts as of June 30, 2022.

The outstanding balance of the EIB loan included in the table above was €31.3 million as of June 30, 2022, including €6.0 million of total fixed rate due interests to be paid over the term of the loan, out of which €4.0 million was accrued as of June 30, 2022.
The balances disclosed above do not include €3.4 million of estimated variable rate interest, based on the consolidated forecasted sales expected to be generated by the Company during the six-year period beginning January 1, 2021, which is stable compared to estimation provided on December 31, 2021 (see Notes 3.2 Use of judgement, estimates and assumptions, 4.3 Financing agreement with the EIB and 12.1 Conditional advance, bank loan and loans from government and public authorities).